Investment in Subsidiaries	12 Months Ended
Dec. 31, 2018
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Investment in Subsidiaries

NOTE 14: INVESTMENT IN SUBSIDIARIES

The consolidation scope of Celyad Group is as follows, for both current and comparative years presented in these year-end financial statements:

Name	Country of Incorporation and Place of Business	Nature of Business	Proportion of ordinary shares directly held by parent (%)	Proportion of ordinary shares held by the group (%)	Proportion of ordinary shares held by non-controlling interests (%)
Celyad Inc.	USA	Biopharma	100%	100%	0%
OnCyte, LLC	USA	Biopharma	100%	100%	0%
CorQuest Medical, Inc.	USA	Medical Device	100%	100%	0%
Biological Manufacturing Services SA	Belgium	GMP laboratories	100%	100%	0%

Biologicial Manufacturing Services SA (BMS) has been acquired in May 2016. BMS owns GMP laboratories. BMS rent its laboratories to Celyad SA since 2009 and until 30 April 2016. Until the acquisition, BMS had been treated as a related party to Celyad.

Cardio3 Inc was incorporated in 2011 to support clinical and regulatory activities of the Group in the US. Cardio3 Inc was renamed in Celyad Inc in 2015. The growth of the activities of Celyad Inc is associated to the development of the US clinical and regulatory activities of the Group in the US.

Corquest Inc has been acquired on 5 November 2014. Corquest Inc. is developing Heart XS, a new access route to the left atrium.

Oncyte LLC had been acquired on 21 January 2015. It has been liquidated in March 2018. Oncyte LLC was the company hosting the CAR T-Cell portfolio of clinical and pre-clinical stage immuno-oncology IP assets, as disclosed in our previous annual reports. In 2018, as a result of the liquidation, these IP assets have been transferred to Celyad SA, without any impact on the Group’s operations.